SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998

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SUPPLEMENT EFFECTIVE DATE JULY 2, 1998




[LOGO] Lord Abbett

Investor Insight
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A Tradition of Performance Through Disciplined Investing               June 1998

Bonds Remain Key To Portfolio Strategy

[PHOTO OMITTED]
Christopher J. Towle
Portfolio Manager,
Lord Abbett Bond-Debenture Fund

The extended bull market may have produced an inadvertent overweighting of stocks in your portfolio. Since this could compromise your ability to meet current income requirements and long-range financial goals, be sure to talk with your investment professional as a first step in rebalancing your stock and bond investments. Here are some things to keep in mind about bonds that may prove useful during these financial planning sessions.

Why Have Interest Rates Declined?

Many investors remember when certificates of deposit paid interest rates in the high teens, then ask why rates on even "high-yield" bonds have undergone a steady decline through the years. We believe there are two important answers to this question.

o First, the Federal Reserve's successful taming of inflation has helped the bond market return to more reasonable interest-rate levels.

o Second, market sentiment has played a key role in inspiring more responsible government fiscal policy.

Regarding the latter, bond investors traditionally pushed interest rates higher in the face of government policies that seemed likely to spur increased federal deficits. This tendency has largely evaporated -- bringing down rates -- as responsible bi-partisan fiscal policy and a strong seven-year economic expansion helped the government to post a budget surplus for the first time in decades.

What Do Lower Rates Mean For Fund Investors?

Bond investments involve more than the interest rates delivered by certificates of deposit and other money market instruments. Like stocks, bonds are total return investments capable of delivering attractive levels of current income along with substantial capital growth. The relative importance of income and capital growth in producing total return will change as interest rates rise or fall.

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Lower Rates Are Good For America


(REPRESENTED AS A LINE CHART IN PIECE)

3/80      12.64%
6/80      10.09%
9/80      11.86%
12/80     12.43%
3/81      13.13%
6/81      13.86%
9/81      15.84%
12/81     13.98%
3/82      14.18%
6/82      14.44%
9/82      11.73%
12/82     10.47%
3/83      10.62%
6/83      10.90%
9/83      11.39%
12/83     11.80%
3/84      12.47%
6/84      13.84%
9/84      12.43%
12/84     11.51%
3/85      11.65%
6/85      10.18%
9/85      10.27%
12/85     8.99%
3/86      7.34%
6/86      7.32%
9/86      7.42%
12/86     7.22%
3/87      7.54%
6/87      8.37%
9/87      9.59%
12/87     8.86%
3/88      8.54%
6/88      8.87%
9/88      8.94%
12/88     9.14%
3/89      9.28%
6/89      8.08%
9/89      8.29%
12/89     7.93%
3/90      8.63%
6/90      8.41%
9/90      8.79%
12/90     8.07%
3/91      8.06%
6/91      8.23%
9/91      7.45%
12/91     6.70%
3/92      7.53%
6/92      7.12%
9/92      6.35%
12/92     6.69%
3/93      6.02%
6/93      5.78%
9/93      5.38%
12/93     5.79%
3/94      6.74%
6/94      7.32%
9/94      7.60%
12/94     7.82%
3/95      7.20%
6/95      6.20%
9/95      6.18%
12/95     5.57%
3/96      6.33%
6/96      6.71%
9/96      6.70%
12/96     6.42%
3/97      6.90%
6/97      6.50%
9/97      6.10%
12/97     5.74%
3/98      5.65%

The chart above shows that interest rates (here, for 10-year Treasuries) have undergone a dramatic decline from the early 1980s to the present day. Why does Lord Abbett welcome these lower rates? Because, with the Federal Reserve and the markets squarely behind them, we believe investors will be more likely to pursue reasonable long-term returns on their money. That, in turn, should help the U.S. economy stay on track to achieve sustainable levels of growth.
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

Lord Abbett is committed to keeping the investment strategies of our mutual funds in sync with changing market realities. Consequently, the trend toward lower interest rates, which we regard as key to sustaining the fiscal health of our country and markets, was also the major factor in our recent decision to make small adjustments in the class share dividend rates for Lord Abbett Bond-Debenture Fund.

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                        Lord Abbett Bond-Debenture Fund:
             Average Annual Total Returns For Periods Ending 3/31/98
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                                    1 year  3 years  5 years  10 years  20 years

The Fund*                            16.6%    13.8%   10.1%     11.0%     11.0%

Lipper Average of Fixed
 Income Funds                         9.5%     7.0%    5.4%      6.8%      8.5%

* Reflects the percent change in net asset value of Class A shares and includes the reinvestment of all distributions.

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SEC Returns: Average annual of total return at the Class A share maximum sales charge of 4.75% for periods ending 3/31/98.

    ---------  ---------  ---------  ---------  ---------
      11.10%     11.95%     9.01%      10.49%     10.69%
    ---------  ---------  ---------  ---------  ---------
      1 Year    3 Years    5 Years    10 Years   20 Years

Past performance is not an indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
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To those investors who have expressed concern about these adjustments, let me say that we understand your feelings completely. Let me also ask you to remember that Lord Abbett views the current environment as being particularly well-suited to the Fund's total return investment strategy. Why? Because with interest rates expected to remain stable or decline going forward, the price of bonds in our portfolio will have the opportunity to rise. That can mean a stronger showing by capital growth within Bond-Debenture Fund's total return equation.

A History of Strong Performance

Throughout its 27-year history, Lord Abbett has managed the Fund with total return in mind across full economic cycles. The key to that strategy's sustained effectiveness is its flexible approach to investing in the fixed-income markets. As yields on high-quality U.S. bonds remain around 6%, the Fund is positioned to offer income-generating investment alternatives that should be seriously considered by investors seeking to rebalance their portfolio allocations.

Why A Larger Bond Exposure May Make Sense Today

It is often said that stock investments deserve a place in every portfolio. This is certainly true because even retirees, who are generally more focused on current income than younger individuals, never outgrow the need for capital appreciation as a way to protect their assets against the corrosive effects of inflation.

The primary role of bond investments is to provide you with a source of current income. But how can you ensure that your level of current income will remain stable or increase in today's lower interest rate environment? The answer is simple: Increase the dollar amount of your bond investments.

Income = Principal x Rates

How much income do you need from bonds and how should you invest to get the best results? Ask your investment professional these questions the next time you review your investment portfolio's allocation. If you determine that your exposure to stocks has become too large in recent years, ask your investment professional whether investing in selected bond funds, managed by Lord Abbett, could be an effective way of meeting your changing income needs.

[LOGO](R) Lord, Abbett & Co.
          Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
--------------------------------------------------------
The GM Building 767 Fifth Avenue New York, NY 10153-0203

The views expressed in this publication represent opinions of Lord, Abbett & Co. and are not intended to predict or depict performance of any investment. Past performance does not guarantee future results. For additional information on Lord Abbett Bond-Debenture Fund or any other Lord Abbett fund, including charges and expenses, talk to your investment professional or call Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Be sure to read the prospectus carefully before you invest or send money. The Fund offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please see Lord Abbett Bond-Debenture Fund's current prospectus.